Exhibit 10.1

AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT

This Amendment No. 2 (the “Second Amendment”) dated 15 July 2013 is entered into by and between Ypsomed Distribution AG, (“Ypsomed”) and Insulet Corporation (“Insulet”) to amend the Distribution Agreement entered into between Insulet and Ypsomed, effective as of 4 January 2010 (as amended on 10 April 2012, the “Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, Ypsomed and Insulet desire to further amend the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Second Amendment and in the Agreement, Ypsomed and Insulet hereby agree as follows:

1.	Section II of Exhibit II of the Agreement is hereby amended by adding the following three (3) countries to the list of countries in such Section II:

•	Finland: launch date to be agreed upon by the Parties

•
Italy: launch date to be agreed upon by the Parties; Insulet will use commercially reasonable efforts to have Product available by 31 March 2014, provided, however, that failure to have Product available by that date shall not be a basis for any equitable adjustment to the Calendar Year Minimums.

•	United Arab Emirates (UAE): launch date to be agreed upon by the Parties

2.	The Calendar Year Minimums And Pricing Table (along with explanatory text) of Section I of Exhibit III of the Agreement is amended and restated in its entirety as follows:

3.
I    CALENDAR YEAR MINIMUMS AND PRICING

Calendar Year	CALENDAR YEAR MINIMUM: PDMs	PDM Transfer Price ($US)	CALENDAR YEAR MINIMUM: PODS	POD Transfer Price ($US)
2013	[******]	[******]	[******]	[******]
2014	[******]	[******]	[******]	[******]
2014			[******]	[******]
2015	[******]	[******]	[******]	[******]
2015			[******]	[******]
2016			[******]	[******]

For the avoidance of doubt the Calendar Year Minimum for a Calendar Year is the sum of the values expressed in the table above for each Calendar Year. For example, the Calendar Year Minimum of PODS for 2014 is [******], where [******] are purchased by Distributor at a Transfer Price of $[*****] and [******] are purchased by Distributor at a Transfer Price of $[*****]. Distributor must purchase the Calendar Year Minimum of PODS at the higher Transfer Price before purchasing PODS at the lower Transfer Price regardless of the Calendar Year except in the event of delivery delays not caused by Distributor, in which case the lower Transfer Price shall be applicable.

SAMPLE PRICING

Demonstration Pod (box of 10 without single packaging)	$ [******]
Demonstration Pod (single Packaging)	$ [******]

USER GUIDE

User Guide	$ [******]

STARTER KIT BOX WITH ACCESSORIES

Starter Kit Box with Accessories	$ [******]

4.	All other terms and conditions of the Agreement not specifically amended or modified hereby will remain in full force and effect.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by a duly authorized representative effective as of the date set forth above.

Insulet Corporation	Ypsomed Distribution AG
By: /s/ Duane DeSisto	By: /s/ Simon Michel
Name: Duane DeSisto	Name: Simon Michel
Title: President and CEO	Title: Senior Vice President

By: /s/ Dr. Beat Maurer
Name: Dr. Beat Maurer
Title: Senior Vice President, Legal and IP